SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

WELLCARE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	47-0937650

(State of Incorporation	(I.R.S. Employer
or Organization)	Identification No.)

6800 North Dale Mabry Hwy., S 268
Tampa, Florida	33614

(Address of principal executive offices)	(Zip Code)

If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange
Act and is effective pursuant to General Instruction
A.(c), please check the following box. ☑	If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. ☐

Securities Act registration statement file number to which this form relates: 33-112829

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which
to be so Registered	Each Class is to be Registered

Common Shares, $0.01 Par Value	The New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act: None

Item 1. Description of Registrant’s Securities to be Registered.

     Incorporated by reference to the section entitled “Description of Capital Stock” in the Preliminary Prospectus contained in the Registrant’s Registration Statement on Form S-1 (File No. 33-112829) originally filed with the Securities and Exchange Commission on February 13, 2004 (the “Form S-1”)

Item 2. Exhibits.

1.	Amended and Restated Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.2 to Form S-1).

2.	Amended and Restated Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.4 to Form S-1).

3.	Specimen common stock certificate (incorporated herein by reference to Exhibit 4.1 to Form S-1).

_________

SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

WELLCARE GROUP, INC.

By:	/s/ Todd S. Farha

Name: Todd S. Farha
Title: President and Chief Executive Officer

Date: June 9, 2004